                                 LOAN AGREEMENT

     This Agreement, dated as of July 5, 1996, by and among Papnet of Ohio, Inc., an Ohio corporation ("Papnet"), Cytology Indiana, Inc., an Ohio corporation ("CIN"), Indiana Cytology Review Company, an Ohio corporation ("INC"), ER Group, Inc., an Ohio corporation ("ERG"), CCWP Partners, Inc., an Ohio corporation ("CCWP") and Carolina Cytology, Inc., an Ohio corporation ("CCI"). CIN, INC, ERG, CCWP and CCI are hereinafter sometimes collectively referred to as the "Borrowers" and individually as a "Borrower."

                                    RECITALS

     A. Papnet and the Borrowers were parties to a Loan Agreement, dated as of March 14, 1996, which has been terminated (the "Initial Loan Agreement"). Papnet made advances to the Borrowers under the Initial Loan Agreement in the amounts set forth opposite their respective names on Exhibit A attached hereto and incorporated herein (the "Initial Advances").

     B. Pursuant to an Agreement and Plan of Merger of even date (the "Merger Agreement"), the parties have agreed that CIN, INC, ERG, CCWP and CCI will merge with and into Papnet (the "Merger"). Certain capitalized terms not otherwise defined herein shall have the meanings as defined in the Merger Agreement.

     C. Pending the effectiveness of the Merger, Papnet has agreed, subject to the terms and conditions contained in this Agreement, to make certain advances (hereinafter called an "Advance" or "Advances") on behalf of the Borrowers to pay certain expenses of the Merger and to fund business operations of the Borrowers.

     D. The parties wish to set forth in this Agreement the terms and conditions on which the Initial Advances will be repaid and the Advances made under this Agreement will be made and repaid.

                             STATEMENT OF AGREEMENT

     1. ADVANCES OF MERGER AND OFFERING EXPENSES. Through the Effective Date, Papnet agrees to make such Advances on behalf of each Borrower as are necessary to pay such Borrower's pro-rata share of expenses incurred in connection with the Merger. Papnet may incur and pay legal, accounting, printing, filing, travel, meeting and other expenses in connection with the Merger, or may pay such expenses reasonably incurred by any Borrower, and shall allocate a pro-rata share of all of such expenses to each Borrower in the proportion provided in the Merger Agreement. Such amounts will be considered an Advance to each Borrower hereunder, in the proportion provided in the Merger Agreement, as of the date that such amounts are actually paid by Papnet. Papnet shall keep adequate books and records of such expenses which shall be available for inspection by any Borrower during normal business hours upon reasonable prior notice.

     2.   ADVANCES OF OPERATING EXPENSES.   Through the Effective Date,
Papnet agrees to make such Advances to or on behalf of each Borrower individually as are necessary to pay reasonable expenses of ordinary business operations of such Borrower, as approved by Papnet. Each such Advance shall be made to or on behalf of a Borrower upon receipt of the Borrower's application therefor and disbursement instructions, which shall be in a form as Papnet shall reasonably prescribe, and will be considered an Advance to such Borrower hereunder. The reasonableness of any expenses for which Advances are requested, and the amount of any Advance, shall be determined by Papnet in its sole discretion.

     3. REPAYMENT. The total amount of the Initial Advances and the Advances hereunder to or on behalf of a Borrower shall be repaid, with interest at the rate of seven percent (7.00%) per annum, sixty days after the Termination Date, as defined in Section 5. Each Borrower may pay the unpaid principal amount of any Advance made to or on behalf of it in whole or in part at any time and from time to time. Each such payment of principal may be made without the payment of accrued and unpaid interest thereon.
Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal balance is unpaid. After maturity, whether such maturity occurs by lapse of time or acceleration, interest on the unpaid balance of any Initial Advances Advances (and interest thereon accrued through maturity) shall accrue at the rate of twenty four percent (24.00%) per annum until all Advances and accrued interest are repaid in full. The Initial Advances and Advances to each Borrower shall be evidenced by one or more promissory notes in the form of Exhibit B to this Agreement, or by one or more notes subsequently executed in substitution therefor.

     4    STATEMENTS.  On the 25th day of each month during the term of this
Agreement, Papnet shall deliver to each Borrower a statement showing, for the immediately preceding month, all Advances made to or on behalf of such Borrower, all payments or partial payments of the principal amount of Advances by the Borrower, the accrued and unpaid interest on the Advances, if
any, and such other information as may be necessary or appropriate.   Each
Borrower hereto agrees that it will immediately notify Papnet of any error in any monthly statement delivered to it, and the failure to do so within five
(5) business days shall be deemed to be a waiver of any claimed error. Papnet's allocation of Advances to any Borrower shall be presumed correct, and in the event of any dispute concerning the amount, manner of calculation or allocation of any Advance as shown on any statement, the party disputing the statement shall have the burden of demonstrating any error.

     5. TERMINATION. Papnet's right and ability to make Advances hereunder shall terminate upon a date (the "Termination Date") which is the earlier to occur of (a) the closing of the Merger, or (b) the termination of the Merger Agreement as provided in Article VIII thereof.

     6. SECURITY. As security for the Initial Advances and Advances to or on behalf of it hereunder, each Borrower shall pledge to Papnet all of the common shares of Neuromedical Systems, Inc. currently owned by it, pursuant to the terms of a Security Agreement in the form attached hereto as Exhibit C.

     7. REPRESENTATIONS AND WARRANTIES OF BORROWERS. In addition to the representations and warranties of each Borrower contained in the Merger Agreement, upon which each Borrower agrees that Papnet may rely for purposes of this Agreement, each Borrower represents and warrants to Papnet that:

     (a) The Board of Directors of the Borrower has duly authorized the execution and delivery of this Agreement and of the documents contemplated herein, and this Agreement and such documents constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to the Enforceability Exceptions.

     (b) The execution of this Agreement and related documents and the compliance by the Borrower with all the provisions thereof:

          (i)  are within the corporate powers of the Borrower; and

          (ii) will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Borrower under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Borrower is a party or by which it may be bound.

     8. EVENTS OF DEFAULT. An "Event of Default" with respect to a Borrower shall exist if any of the following occurs and is continuing:

     (a) the Borrower fails to pay any amount hereunder when due, or fails to perform or observe any covenant contained in Article VI of the Merger Agreement;

     (b) any warranty, representation or other statement by or on behalf of the Borrower contained in this Agreement, the Merger Agreement, or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect;

     (c) the Borrower becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator; or

     (d) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Borrower.

     9.   DEFAULT REMEDIES.

     (a) ACCELERATION. If an Event of Default exists with respect to a Borrower, Papnet may immediately exercise any right, power or remedy permitted to it by law, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on all Advances then outstanding to or on behalf of such Borrower pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower.

     (b) NONWAIVER. No course of dealing on the part of Papnet nor any delay or failure on the part of Papnet to exercise any right shall operate as a waiver of such right or otherwise prejudice Papnet's rights, powers and remedies.

     10.  MISCELLANEOUS.

     (a) NOTICES. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid. Any notice so addressed and mailed shall be deemed given when so mailed.

     (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

     (c) AMENDMENT AND WAIVER. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the parties hereto.

     (d)  DUPLICATE ORIGINALS.     Duplicate originals of this Agreement may
be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and performed entirely within such state, without regard to principles of conflicts of laws.

     (f) CONSENT TO JURISDICTION AND WAIVER OF OBJECTION TO VENUE. Each party agrees that any legal action or proceeding with respect to this Agreement or the notes or the transactions contemplated hereby may be brought in the Court of Common Pleas of Franklin County, Ohio, or in the United States District Court for the Southern District of Ohio, Eastern Division, and each party hereby irrevocably submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person, property and revenues and irrevocably consents to service of process in any such action or proceeding by the mailing thereof by U.S. mail to such party
at the address set forth in the Merger Agreement.    Each party hereby
irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts, and unconditionally waives and agrees not to plead or claim that any such suit or proceeding brought in any such court has been brought in an inconvenient forum.

     (g)  WAIVER OF JURY TRIAL.    THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND
ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AGREEMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE

RELATING TO THIS AGREEMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

     IN WITNESS WHEREOF, the parties have each caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                              PAPNET OF OHIO, INC.



                              By:         /s/ David J. Richards
                                 ---------------------------------------------
                                       David J. Richards, President

                              BORROWERS:

                              CYTOLOGY INDIANA, INC.



                              By:           /s/ S. Trevor Ferger
                                 ---------------------------------------------
                                         S. Trevor Ferger, President


                              INDIANA CYTOLOGY REVIEW COMPANY



                              By:            /s/ Cecil J. Petitti
                                 ---------------------------------------------
                                          Cecil J. Petitti, President


                              ER GROUP, INC.



                              By:            /s/ Thomas J. Kelley
                                 ---------------------------------------------
                                          Thomas J. Kelley, President

                              CAROLINA CYTOLOGY,  INC.



                              By:            /s/ Rodney M. Kinsey
                                 ---------------------------------------------
                                           Rodney M. Kinsey, President


                              CCWP PARTNERS,  INC.



                              By:            /s/ Rodney M. Kinsey
                                 ---------------------------------------------
                                           Rodney M. Kinsey, President

                                 EXHIBIT A

                       SCHEDULE OF INITIAL ADVANCES

COMPANY NAME                                      AMOUNT OF INITIAL ADVANCES
- ------------                                      --------------------------

Cytology Indiana, Inc.                                     $50,713

Indiana Cytology Review Company                            $27,307

ER Group, Inc.                                             $70,890

CCWP Partners, Inc.                                        $27,994

Carolina Cytology, Inc.                                    $50,304

                                                                      EXHIBIT B

                                 PROMISSORY NOTE


                                                                 Columbus, Ohio
$                                                                        , 1996

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of PAPNET OF OHIO, INC. (hereinafter called the "Lender," which term shall include any holder hereof) at such place as the Lender may designate or, in the absence of such designation, at any of the Lender's offices, the sum of
$                or so much of such sum as shall have been advanced by the
Lender at any time and not hereafter repaid (hereinafter referred to as "Advances") pursuant to the Loan Agreement of even date (the "Agreement") together with interest provided and payable at the time(s) and in the manner(s) provided in the Agreement. Each such Advance shall be made to the undersigned upon receipt by the Lender of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Lender shall from time to time reasonably prescribe. The Lender shall be entitled to rely on any oral or telephonic communication requesting an Advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Lender to be the undersigned, or the undersigned's authorized agent. Each request for an Advance shall constitute a warranty and representation by the undersigned that no event of default hereunder, under the Agreement, or under any related loan documents has occurred and is continuing and that no event or circumstance which would constitute such an event of default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing. The undersigned agrees that all Advances made by the Lender will be evidenced by entries made by the Lender into records maintained by the Lender. The undersigned further agrees that the sum or sums shown such records shall be rebuttably presumptive evidence of the amount of the Advances and of the amount of any accrued interest.

INTEREST

     Interest will accrue on the unpaid balance of the Advances until paid at the rate of 7% per annum. Upon maturity, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Advances and unpaid interest, if any, until paid at the rate of 24% per annum.

     All interest shall be calculated on the basis of a 360 day year for the actual number of days the Advances or any part thereof remain unpaid. There shall be no penalty for prepayment.

MANNER OF PAYMENT

     The Advances and accrued interest thereon shall be due and payable sixty days after the Termination Date, as defined in the Agreement, and at maturity, whether by acceleration or otherwise.

SECURITY

     The obligations of the undersigned hereunder are secured by a Security Agreement of even date, granting Lender a security interest in certain
property of the undersigned (the "Collateral").   The Lender shall not be
bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the laws of the State of Ohio, and the undersigned shall be liable for any deficiency.

DEFAULT

     Upon the occurrence of any of the events of default set forth in the Agreement, then the Lender may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

     The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any of them, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Lender shall not be required to pursue the undersigned, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the laws of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

     THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE UNDERSIGNED AND THE LENDER, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES
                                       2

WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

WARRANT OF ATTORNEY

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against undersigned in favor of the Lender for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The attorney at law authorized hereby to appear for the undersigned may be an attorney at law representing the Lender, and the undersigned hereby expressly waives any conflict of interest that may exist by virtue of such representation.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                   -------------------------------------------

                                   By:
                                      ----------------------------------------

                                   Its:
                                      ----------------------------------------

                                                                     EXHIBIT C

                               SECURITY AGREEMENT

                               CERTIFICATED STOCK

     The undersigned (hereinafter called "Debtor" whether one or more), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to Papnet of Ohio, Inc. (hereinafter called "Lender"), a security interest in the following stock, whether Debtor's interest therein be now owned or existing or hereafter arising or acquired, together with all substitutions, replacements, exchanges, reissues and additions therefor or thereto, all books and records relating thereto, all dividends and distributions arising therefrom, payable thereon or distributed in respect thereto, whether in cash, property, stock or otherwise, and whether now or hereafter declared, paid or made, and together with the right to receive and receipt therefor, and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments and deposit and money market accounts:


No. of Shares                                                Certificate
and Class                          Issuer                    Number(s)
- -------------                      ------                    -----------
        Common Shares,
$.0001 par value              Neuromedical Systems, Inc.


(all of the foregoing hereinafter sometimes called the "Collateral"). Except as otherwise provided in this agreement, Debtor shall have the right to receive all dividends arising with respect to the Collateral paid in cash or in other property, but Debtor shall have no right to receive any dividend in respect of the Collateral paid in stock of the Issuer or in the stock of corporations other than the Issuer or paid out of the proceeds of the sale or condemnation of any property of the Issuer or upon or in the course of dissolution or liquidation (whether partial or otherwise) or winding up of the Issuer or which in any way shall be chargeable to or payable out of capital, capital surplus or paid in surplus. Debtor shall not have the right to receive any dividends arising with respect to the Collateral if a default exists in the observance and performance of any of the terms of this agreement, or of any of the Obligations, or if ownership of the Collateral has been registered in the name of Lender or any nominee of Lender or any sub-agent appointed by Lender pursuant to paragraph 7 of this agreement, and all dividends arising under such circumstances shall be paid to Lender and, at Lender's option, may be applied to the Obligations in such order as Lender may elect or be held as security therefor.

     The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of Debtor to Lender. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees to the extent permitted by law, and the like) of Debtor to Lender, whether now existing or hereafter arising, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor. The word "Obligations" shall include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Lender by reason of credit extended or to be extended to Debtor pursuant to a Loan Agreement of even date and related documents.

     It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Lender, shall extend to all future Obligations of Debtor to Lender, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Lender as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.

      1. GENERAL COVENANTS. Debtor represents, warrants and covenants as follows:

          (a) Unless Lender compels registration of ownership of the Collateral in the name of Lender or any nominee of Lender or any sub-agent appointed by Lender pursuant to paragraph 7 of this agreement, Debtor is and shall remain the sole owner and registered holder of the Collateral.

          (b) Except for the security interest granted hereby, the Collateral is and shall remain free from any and all security interests, liens, encumbrances, claims and interests.

          (c) The Issuer is duly organized, validly existing and is in good standing, and each share of stock comprising the Collateral is or, upon delivery to Lender shall be, duly authorized, authenticated, issued and delivered and enforceable in accordance with its terms and not in default.

          (d) Each share of stock comprising the Collateral is fully paid and nonassessable and, except as otherwise indicated in the certificates representing the shares, is transferable in its present form upon delivery without restriction or limitation on the books and records of its Issuer.

          (e) Debtor shall, at Debtor's expense, perform, do, make, procure, execute and deliver all acts, things, writings and other assurances as Lender may at any time request or require to protect, assure or enforce Lender's interests, rights and remedies created by, provided in or emanating from this agreement.

          (f) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby, and shall defend the right, title and interest of Lender in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

          (g) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

      2. VOTING. With respect to any Collateral not registered in the name of Lender or Lender's nominee or sub-agent pursuant to paragraph 7 of this agreement, during the term of this agreement, and so long as (i) there is no default in the observance and performance of any of the terms of this agreement or of any of the Obligations, and (ii) Lender has not notified Debtor of Lender's election to exercise any voting rights relating to the Collateral, Debtor shall have the right to exercise such voting rights on all corporate questions.

      3. SUBSTITUTED AND ADDITIONAL SECURITIES. If during the term of this agreement any stock dividend, exchange, conversion, reclassification, readjustment or other change is paid, declared or made with respect to the Collateral, all new, substituted and additional securities issued in respect to the Collateral shall be deemed pledged to Lender under the terms of this agreement in the same manner as the Collateral originally pledged hereunder.

      4. WARRANTS AND OPTIONS. If during the term of this agreement subscription warrants or options are issued in connection with the Collateral or any other securities at the time pledged to Lender hereunder, such warrants and options shall be immediately assigned by Debtor to Lender, and all new securities acquired by Debtor in connection therewith shall be immediately assigned to Lender under the terms of this agreement in the same manner as the Collateral originally pledged hereunder.

      5.  PRESERVATION AND DISPOSITION OF COLLATERAL.

          (a) Debtor shall advise Lender promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; and (ii) of the occurrence of any event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Lender.

          (b) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom or the transfer or registration thereof.

          (c) At its option, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or arising in connection with the Collateral. Debtor agrees to reimburse Lender upon demand for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Lender pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Lender upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

      6. EXTENSIONS AND COMPROMISES. With respect to any Collateral pledged to Lender as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Lender may deem advisable. Lender shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Lender.

      7. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Lender's own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purpose of this agreement.

          Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          Lender may, in its discretion, register ownership of any of the Collateral in the name of Lender or any nominee of Lender or any sub-agent appointed by Lender, or may designate a nominee or sub-agent for the purpose of retaining physical possession of the instruments, certificates and similar writings representing any of the Collateral, indorsed or assigned in blank or in favor of Lender or Lender's nominee or sub-agent.

          Debtor hereby consents and agrees that the Issuer or any obligor in respect of the Collateral or any registrar or transfer agent or trustee for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of Lender to effect any transfer pursuant to this paragraph 7, notwithstanding any other notice or direction to the contrary heretofore or hereafter given.

          The powers conferred upon Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers and neither Lender nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Lender's own gross negligence or willful misconduct.

      8. DEFAULT. If any event of default in the payment of any of the Obligations or in the performance of any of the terms, conditions, or provisions of any instrument or document evidencing the Obligations secured by this agreement or in the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Lender by Debtor proves to have been false in any material respect when made or furnished; or if

Lender shall for any reason deem itself insecure as to the prospect of payment of any of the Obligations:

          (a) Lender may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

          (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Lender, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Lender in the same form as received by Debtor (duly indorsed by Debtor to Lender, if required). Any and all such payments so received by Lender (whether from Debtor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Obligations in such order as Lender may elect. Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral.

          (c) Lender and its nominees and sub-agents shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Lender arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Lender need not give more than seven (7) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtor or any agent of Debtor at that address), if any, of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees to the extent permitted by law.

      9. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. All of Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the State of Ohio. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Lender.

     IN WITNESS WHEREOF, Debtor has signed this agreement this       day of
March, 1996.

                                     DEBTOR:

                                     ----------------------------------


                                      By:
                                         ------------------------------
                                      Its:
                                         ------------------------------

                                 PAPNET OF OHIO, INC.

                                    July 16, 1996



ER Group, Inc. ("ERG")
Carolina Cytology, Inc. ("CCI")
CCWP Partners, Inc. ("CCWP")

    Subject:  Loan Agreement

Gentlemen:

    Papnet of Ohio, Inc. ("Papnet") is issuing this letter to each of you, to induce you to execute and in consideration of you executing the Loan Agreement (a copy of which is attached hereto), committing as follows:

    (1) Notwithstanding its discretion with regard to the payment of such expenses under Section 1 of the Loan Agreement, Papnet agrees to and shall in all events as Advances (as defined in the Loan Agreement) to CCWP and CCI pay or reimburse up to at least $20,000 of invoices for legal fees and expenses incurred by CCWP and CCI in connection with the Merger (as defined in the Loan Agreement), with the same to be done promptly following submission of such invoices by CCWP and CCI.

    (2) As regards Section 3 of the Loan Agreement, any expense incurred by any of ERG, CCWP or CCI (a "Borrower") prior hereto or hereafter in connection with the Merger which is not paid by Papnet to or on behalf of such Borrower under the Loan Agreement (an "Unreimbursed Merger Expense") shall be treated as a repayment by such Borrower of Initial Advances (as defined in the Loan Agreement) and of Advances made or to be made by Papnet as of the date of payment of such Unreimbursed Merger Expense by such Borrower to the extent the amount of such Unreimbursed Merger Expense exceeds such Borrower's share of the Merger expenses provided for in the Merger Agreement (as defined in the Loan Agreement).

    (3) Notwithstanding Section 4 of the Loan Agreement, a failure to notify Papnet of any error in any monthly statement will not be deemed to be a waiver by you of any claimed error.

    (4) Notwithstanding Section 6 of the Loan Agreement, Papnet acknowledges that only a portion of your common shares of Neuromedical Systems, Inc. are being pledged.

    (5) Schedule A to the Loan Agreement has not yet been completed, and the final Schedule A will be subject to the approval of each of you prior to its taking effect.

    (6) With respect to the Security Agreement executed by each of you pursuant to the Loan Agreement, you will not be considered to be in default under Section 8 of said Security Agreement until Papnet has give you 30 days' written notice thereof and you have failed to cure the same within such 30-days' period.

                                       Sincerely,

                                       PAPNET OF OHIO, INC.

                                       By:/s/ David J. Richards
                                          --------------------------------
                                          David J. Richards, President